The J.P. Morgan Institutional Diversified Fund

Supplement dated January 8, 1998 to the Statement of Additional Information dated October 1, 1997


The JPM Institutional Diversified Fund's name has been changed to "J.P. Morgan Institutional Diversified Fund." All references to the Fund in the attached Statement of Additional Information have been changed accordingly.